AMENDMENT NO. 1 TO CREDIT AGREEMENT

     This AMENDMENT NO. 1 (this "Amendment") to the Credit Agreement (as defined below) is entered into as of October
31, 1995 by and among Reebok International Ltd., a Massachusetts corporation (the "Borrower"), the banks and financial institutions party to the Credit Agreement (together with their respective permitted assignees, the "Lenders"), and Credit Suisse, a bank organized under the laws of Switzerland, as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"), and Credit Suisse, as Arranger (the "Arranger").

     WHEREAS, the Borrower, the Lenders and the Administrative Agent are party to a Credit Agreement dated as of November 1, 1994 (as amended, supplemented or modified from time to time, the "Credit Agreement"; capitalized terms used but not defined herein shall have their respective meanings specified in the Credit Agreement); and

      WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree, and the Lenders and the Administrative Agent are willing, to amend the Credit Agreement, on the terms and conditions of this Amendment.

      NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Amendments. Subject to the satisfaction of the conditions to effectiveness specified in Section 5 hereof, the Credit Agreement shall be amended as follows:

           (a) The Recital to the Credit Agreement is hereby amended by deleting the number "$200,000,000" therein and substituting the number "$150,000,000" therefor.

            (b) Section 1.01 of the Credit Agreement is hereby amended by amending the definition of "Applicable Margin" to read in its entirety as follows:

                "Applicable Margin" means 0.19%."

           (c) Section 2.04(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

               "(a) Facility Fee. The Borrower agrees to pay to the Administrative Agent, for the ratable accounts of the Lenders, a facility fee (the "Facility Fee") on the average daily Commitment of each Lender, whether used or unused, from the date hereof, in the case of each Lender that is signatory hereto, and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Lender, in the case of each other Lender, until the Commitment Termination Date, at the rate of 0.06% per annum. The Facility Fee shall be payable quarterly in arrears on the last Business Day of each December, March, June and September, and on the Commitment Termination Date."

           (d) Section 2.05(b) of the Credit Agreement is hereby amended to read in its entirety as follows:

                "(b) Facility Termination. The Facility shall be terminated on the date (the "Commitment Termination Date") that is the earlier of (x) October 30, 1996 and
          (y) the date upon which the Borrower terminates in whole the Commitments of the Lenders in accordance with
          Section 2.05(a)."

          (e) Section 8.07(a) of the Credit Agreement is hereby amended by deleting the number "$13,333,333.33" therein and substituting the number "$10,000,000.00" therefor.

          (f) Schedule I to the Credit Agreement shall be amended and restated in its entirety as set forth on Annex A hereto.

     Section 2. Assignment and Acceptances. Notwithstanding anything to the contrary contained in Section 8.07 to the Credit Agreement, (i) the assignment of Commitments pursuant to the Assignment and Acceptances executed and delivered by the Lenders on the Amendment Closing Date in order to effect this Amendment shall be permitted under the Credit Agreement and (ii) no processing and recordation fee shall apply in connection with such Assignment and Acceptances.

     Section 3. Representations and Warranties. The Borrower represents and warrants as of the date hereof that: (a) this Amendment has been duly executed and delivered by the Borrower and that this Amendment constitutes the Borrower's legal, valid and binding obligation, enforceable against the Borrower in accordance with its terms, (b) no Default has occurred and is continuing and(c) the representations and warranties made or deemed to have been made by the Borrower in Article IV of the Credit Agreement are true and correct in all material respects on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific earlier date, as of such date). It shall be an Event of Default for all purposes of the Credit Agreement if any of the representations and warranties made herein shall be, or shall prove to have been, false or misleading as of the time made in any material respect.

     Section 4. No Other Amendments or Consents. Except as specifically provided in this Amendment, no other consents, waivers or amendments are made or permitted hereby to the Credit Agreement. All other terms and conditions of the Credit Agreement remain in full force and effect and apply fully to this Amendment.

     Section 5. Effectiveness. This Amendment shall become effective on October 31, 1995 (the "Amendment Closing Date"); provided, that the following conditions precedent to effectiveness shall have been satisfied on or before the Amendment Closing Date (including, without limitation, that each document to be received by the Administrative Agent shall be in form and substance satisfactory to the Administrative Agent):

               (a) The Administrative Agent shall have received counterparts of this Amendment, duly executed by the Borrower, the Administrative Agent and the Lenders;

               (b) The Administrative Agent shall have received all Fees that are due and expenses (as provided in Section 8.04 of the Credit Agreement and as otherwise agreed between the Borrower and the Administrative Agent, the Arranger or any Lender) of the Administrative Agent, the Arranger and the Lenders that are due to the extent such Fees and expenses have been presented to the Borrower for payment;

               (c) The Administrative Agent shall have received duly executed copies of Assignment and Acceptances pursuant to Section 8.07 of the Credit Agreement as are necessary to effect this Amendment;

               (d) The Administrative Agent shall have received a copy of the articles of organization of the Borrower and each amendment thereto, certified as of a recent date prior to the Amendment Closing Date by the Secretary of State of The Commonwealth of Massachusetts as being a true and correct copy thereof;

               (e) The Administrative Agent shall have received a copy of (x) a certificate or certificates of the Secretary of State of The Commonwealth of Massachusetts, dated as of a recent date prior to the Amendment Closing Date, listing the charter and all amendments thereto of the Borrower on file in his or her office and certifying that (A) such amendments are the only amendments to the Borrower's charter on file in his or her office, and (B) the Borrower is duly incorporated and in good standing under the laws of such state and (y) a certificate of the Massachusetts Department of Revenue as to the tax good standing of the Borrower under the laws of The Commonwealth of Massachusetts (or a certificate of the Treasurer of the Borrower regarding same in form and substance reasonably satisfactory to the Administrative Agent to be followed by a certificate of the Massachusetts Department of Revenue as soon as practicable);

               (f) The Administrative Agent shall have received a certificate of the Borrower, signed on behalf of the Borrower by its President or any Vice President and the Clerk or any Assistant Clerk, dated the Amendment Closing Date, certifying as to (A) the absence of any amendments to the articles of organization of the Borrower since the date of the Secretary of State's certificate referred to in Section 5(e) hereof, (B) a true and correct copy of the bylaws of the Borrower as in effect on the Amendment Closing Date, (C) the due organization and good standing of the Borrower as a corporation under the laws of its state of incorporation, and the absence of any proceeding for the dissolution or liquidation of the Borrower, (D) the truth in all material respects of the representations and warranties contained herein, (E) the absence of any event occurring and continuing, or resulting from the Borrowing(s) (if any), on the Amendment Closing Date that constitutes a Default, (F) the adoption of resolutions by the Executive Committee of the Board of Directors of the Borrower in the form attached thereto authorizing and approving this Amendment, and that such resolutions have not been rescinded, modified or amended and remain in full force and effect, (G) other documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment, and (H) the names and true signatures of the officers of the Borrower authorized to sign this Amendment and the other documents to be delivered hereunder;

               (g) The Administrative Agent shall have received a favorable opinion of Ropes & Gray, counsel to the Borrower, in substantially the form of Exhibit A hereto, given upon the express instructions of the Borrower, and as to such other matters as any Lender through the Administrative Agent may reasonably request; and

               (h) The Administrative Agent shall have received such other documents as the Administrative Agent or any Lender may reasonably request.

Upon such effectiveness, the Administrative Agent shall promptly notify the Borrower and each of the Lenders of such effectiveness.

     Section 6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

     Section 7. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     Section 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.


                          REEBOK INTERNATIONAL LTD.,
                          as Borrower


                          By: /s/ Leo S. Vannoni
                          Name:  Leo S. Vannoni
                          Title: Treasurer

                          CREDIT SUISSE, as Administrative Agent

                          By: /s/ Heather J. Riekenberg

                          Name:  Heather J. Riekenberg
                          Title: Associate

                          By: /s/ Ira Lubinsky
                          Name:  Ira Lubinsky
                          Title: Associate

                          Lenders:

                          CREDIT SUISSE

                          By: /s/ David W. Kratovil
                          Name:  David W. Kratovil
                          Title: Member of Senior Management

                          By: /s/ Robert B. Potter
                          Name:  Robert B. Potter
                          Title: Member of Senior Management
                          ABN AMRO BANK N.V.

                          By: /s/ James E. Davis

                          Name:  James E. Davis
                          Title: Vice President

                          By: /s/ Charles J. Wahle
                          Name:  Charles J. Wahle
                          Title: Assistant Vice President

                          CIBC, INC.

                          By: /s/ Christopher P. Kleczkowski
                          Name:  Christopher P. Kleczkowski
                          Title: Vice President

                          CITIBANK, N.A.

                          By: /s/ Robert D. Wetrus
                          Name: Robert D. Wetrus
                          Title: Vice President

                          CREDIT LYONNAIS NEW YORK BRANCH

                          By: /s/ Robert Ivosevich
                          Name:  Robert Ivosevich
                          Title: Senior Vice President

                          CREDIT LYONNAIS CAYMAN ISLAND BRANCH

                          By:  /s/ Robert Ivosevich
                          Name:  Robert Ivosevich
                          Title: Authorized Signatory

                          ISTITUTO BANCARIO SAN PAOLO DI TORINO

                          By:  /s/ Gerard M. McKenna
                          Name:  Gerard M. McKenna
                          Title: Vice President

                          By:  /s/ Wendell Jones
                          Name:  Wendell Jones
                          Title: Vice President


                          STANDARD CHARTERED BANK

                          By:  /s/ David D. Cutting
                          Name:  David D. Cutting
                          Title: Senior Vice President

                          THE BANK OF TOKYO TRUST COMPANY

                          By:  /s/ Michael J. Cronin
                          Name:  Michael J. Cronin
                          Title: Vice President

                          THE FIRST NATIONAL BANK OF BOSTON

                          By:  /s/ Richard D. Hill, Jr.
                          Name:  Richard D. Hill, Jr.
                          Title: Director

                          WACHOVIA BANK OF GEORGIA, N.A.

                          By:  /s/ David L. Gaines
                          Name:  David L. Gaines
                          Title: Senior Vice President





                                                        Annex A

                               SCHEDULE I

                         Lenders and Commitments


 Lender                                Commitment

 CREDIT SUISSE                         $22,500,000.00

 -   Domestic Lending Office:
     12 East 49th Street
     New York, New York  10017


 -   Notices:

           Relationship:       Lynn Allegaert
                               12 East 49th Street
                               New York, New York  10017
                               Telephone:  (212) 238-5412
                               Telecopy:  (212) 238-5439

           Administration:     Julia Kingsbury
                               Credit Suisse/Ref:  Reebok
                               12 East 49th Street
                               New York, New York  10017
                               Telephone:  (212) 238-5063
                               Telecopy:  (212) 238-5073

 -   Eurodollar Lending Office:
     Credit Suisse New York Branch
     c/o Credit Suisse
     12 East 49th Street
     New York, New York 10017


-    Remittance Instructions:
     Credit Suisse
     Federal Reserve Bank of New York
     ABA # 0260-0917-9
     For Further Credit to:  Credit Suisse
     New York Account # 90499602
     Attention:  Loan Department
     Re:  Reebok International Ltd.




Lender                                 Commitment



ABN AMRO BANK N.V.                     $19,000,000.00

-    Domestic Lending Office:
     ABN AMRO Bank N.V.
     Cayman Islands Branch
     c/o ABN AMRO New York
     335 Madison Avenue
     New York, NY  10017


-    Notices:


          Relationship:       James E. Davis
                              ABN AMRO Bank N.V.
                              53 State Street
                              Boston, MA  02109
                              Telephone:  (617) 723-1450
                              Telecopy:  (617) 523-2277
                              Telex:  216308

          Administration:     Donna M. Connolly
                              ABN AMRO Bank N.V.
                              53 State Street
                              Boston, MA  02109
                              Telephone:  (617) 723-1450
                              Telecopy:  (617) 523-2277
                              Telex:  216308

 -   Eurodollar Lending Office:
     (same as domestic lending office)

 -   Remittance Instructions:
     ABN AMRO Bank N.V.
     335 Madison Avenue
     New York, NY  11017
     ABA # 026 009580
     Capital ABN AMRO Bank N.V. Boston
     Account # 651 0010 27841
     Re:  Reebok International Ltd.



Lender                                 Commitment


CITIBANK, N.A.                         $19,000,000.00

-    Domestic Lending Office:
     Citibank, N.A.
     399 Park Avenue
     New York, NY 10043


-    Notices:

          Relationship:       Imran Kuresky/Robert Parr
                              399 Park Avenue
                              8th Floor
                              New York, NY 10043
                              Telephone:  (212) 559-2649
                              Telecopy:  (212) 793-3053

          Administration:     Andrea Calamaras
                              399 Park Avenue
                              12th Floor, Zone 16
                              New York, NY  10043
                              Telephone:  (212) 559-4221
                              Telecopy:  (212) 793-3963

-    Eurodollar Lending Office:
     (same as domestic lending office)

-    Remittance Instructions:
     Credit to Citibank, N.A.
     111 Wall St.
     New York, NY  10043
     ABA # 0210-0008-9
     WGC Loan Payment
     Account #4054-8046
     Re:  Reebok International Ltd.




Lender                                 Commitment

CIBC, INC.                            $16,500,000.00

-    Domestic Lending Office:
     Canadian Imperial Bank
     of Commerce
     425 Lexington Ave.
     New York, NY  10017


-    Notices:

          Relationship:       Christopher P. Kleczkowski
                              Canadian Imperial Bank of
                              Commerce
                              425 Lexington Ave.
                              New York, NY  10017
                              Telephone:  (212) 856-3560
                              Telecopy:  (212) 856-3991

          Administration:     Mike Dorr
                              2727 Paces Ferry Road, Suite
                              1200
                              Atlanta, GA  30339
                              Telephone:  (404) 319-4815
                              Telecopy:  (404) 319-4950

-    Eurodollar Lending Office:
     (same as domestic lending office)

-    Remittance Instructions:
     (VIA FED)
     Morgan Guaranty
     60 Wall St.
     New York, NY 10260
     ABA # 021-000-238
     Favor of CIBC
     Acct. # 630-00-480



Lender                                 Commitment


CREDIT LYONNAIS                        $16,500,000.00
NEW YORK BRANCH/CAYMAN ISLAND BRANCH

-    Domestic Lending Office:
     Credit Lyonnais New York Branch
     1301 Ave. of the Americas
     New York, NY  10019


-    Notices:

          Relationship:       Bruce A. Bernier
                              Assistant Vice President
                              Credit Lyonnais
                              53 State Street
                              Boston, MA  02109
                              Telephone:  (617) 723-2615
                              Telecopy:  (617) 723-4803

          Administration:     Lisa L. Leahy
                              Credit Lyonnais
                              53 State Street
                              Boston, MA  02109
                              Telephone:  (617) 723-2615
                              Telecopy:  (617) 723-4803

-    Eurodollar Lending Office:
     Credit Lyonnais Cayman Island Branch
     c/o Credit Lyonnais New York Branch
     1301 Ave. of the Americas
     New York, NY  10019

-    Remittance Instructions:
     F/O Credit Lyonnais New York Branch
     ABA # 026008073
     Attn:  Loan Servicing
     Re:  Reebok International Ltd.



Lender                                 Commitment


WACHOVIA BANK OF GEORGIA, N.A.         $16,500,000.00

-    Domestic Lending Office:
     Wachovia Bank of Georgia, N.A.
     191 Peachtree Street, N.E.
     Atlanta, GA 30303


-    Notices:

          Relationship:       Kay Reedy
                              Linda M. Harris
                              U.S. Corporate Division
                              Wachovia Corporate Services, Inc.
                              191 Peachtree Street, N.E. MC 373
                              Atlanta, GA  30303
                              Telephone:  (404) 332-5262
                              Telecopy:  (404) 332-6898
                              Telex:  542553
                              Answerback:  WACH FEX-ATL

          Administration:     Gwen Miles
                              U.S. Corporate Division
                              Wachovia Corporate Services Inc.
                              191 Peachtree Street, N.E. MC 373
                              Atlanta, GA  30303
                              Telephone:  (404) 332-5355
                              Telecopy:  (404) 332-1118
                              Telex:  542553
                              Answerback:  WACH FEX-ATL

-    Eurodollar Lending Office:
     (same as domestic lending office)

-    Remittance Instructions:
     Wachovia Bank of Georgia, N.A.
     Atlanta, GA
     ABA # 061-000-010
     Account # 18-171-498
     Attn:  Loan Specialist





Lender                                 Commitment


THE BANK OF TOKYO TRUST COMPANY        $10,000,000.00

-    Domestic Lending Office:
     The Bank of Tokyo Trust Company
     1251 Avenue of the Americas
     New York, NY  10116-3138


-    Notices:

          Relationship:       Michael J. Cronin
                              Vice President and Manager
                              125 Summer Street, Suite 1170
                              Boston, Ma  02110
                              Telephone:  (617) 330-7410
                              Telecopy:  (617) 330-7422

          Adminstration:      Lucille Alvarez
                              Harborside Financial Center
                              34 Exchange Place, Plaza 3
                              Jersey City, NJ  07311
                              Telephone:  (201) 413-8052
                              Telecopy:  (212) 732-1678

-    Eurodollar Lending Office:
     (same as domestic lending office)

-    Remittance Instructions:
     The Bank of Tokyo Trust Company
     New York, NY
     ABA # 026-009687
     Attn:  Loan Administration Department
     Acct # : 97770477
     Re:  Reebok International Ltd.




Lender                                 Commitment


THE FIRST NATIONAL BANK OF BOSTON      $10,000,000.00

-    Domestic Lending Office:
     The First National Bank of Boston
     100 Federal Street
     Boston, MA  02110


-    Notices:

          Relationship:       Richard D. Hill, Jr.
                              100 Federal Street
                              Boston, MA  02110
                              Telephone:  (617) 434-4080
                              Telecopy:  (617) 434-0637

          Administration:     Angela Moore
                              Commercial Loan Service
                              100 Rust Craft Road
                              Dedham, MA  02026
                              Telephone:  (617) 467-2292
                              Telecopy:  (617) 467-2276

-    Eurodollar Lending Office:
     (same as domestic lending office)

-    Remittance Instructions:
     Bank of Boston
     100 Federal Street
     Boston, MA
     ABA # 011-000-390
     Attn:  Commercial Loan Services
     Admin # 42, Angela Moore
     For:  Reebok



Lender                                 Commitment


ISTITUTO BANCARIO SAN PAOLO            $10,000,000.00
   DI TORINO SPA

-    Domestic Lending Office:
     Istituto Bancario San Paolo di Torino SPA
     245 Park Avenue, 35th Floor
     New York, NY  10167
     Telephone:  (212) 692-3000
     Telecopy:  (212) 599-5303
     Telex No:  220045 SPAOL UR


-    Notices:

          Relationship:       Luca Sacchi
                              245 Park Avenue, 35th Floor
                              New York, NY  10167
                              Telephone:  (212) 692-3130
                              Telecopy:  (212) 599-5303

          Administration:     Luca Sacchi
                              245 Park Avenue, 35th Floor
                              New York, NY  10167
                              Telephone:  (212) 692-3130
                              Telecopy:  (212) 599-5303

-    Eurodollar Lending Office:
     Istituto Bancario San Paolo di Torino Bahamas SPA
     245 Park Avenue, 35th Floor
     New York, NY  10167
     Telephone:  (212) 692-3000
     Telecopy:  (212) 599-5303

-    Remittance Instructions:
     First Chicago International
     New York
     ABA # 026-009-797
     San Paolo Bank
     Acct. # No:  1002209




Lender                                 Commitment


STANDARD CHARTERED BANK                $10,000,000.00

-    Domestic Lending Office:
     Standard Chartered Bank
     160 Water Street
     New York, NY  10038
     Telephone:  (212) 269-3100
     Telecopy:  (212) 612-0225
     Telex No:  232120
     Answerback:  SCBNYUW


-    Notices:

          Relationship:       David Godwin
                              160 Water Street
                              New York, NY  10038
                              Telephone:  (212) 612-0546
                              Telecopy:  (212) 612-0225

          Administration:     David Godwin
                              160 Water Street
                              New York, NY  10038
                              Telephone:  (212) 612-0546
                              Telecopy:  (212) 612-0225

-    Eurodollar Lending Office:
     (same as domestic lending office)

-    Remittance Instructions:
     Standard Chartered Bank
     160 Water Street
     New York, NY  10038
     ABA # 0260-0256-1
     Attn:  Loan Accounting A/C # 1703488
     Re:  Reebok Int'l Ltd.










               AMENDMENT NO. 1 TO LOAN AGREEMENT


     This AMENDMENT NO. 1 (this "Amendment") to the Loan Agreement (as defined below) is entered into as of October 31, 1995 by and among Reebok International Ltd., a Massachusetts corporation (the "Borrower"), the banks and financial institutions party to the Loan Agreement (together with their respective permitted assignees, the "Lenders"), and Credit Suisse, a bank organized under the laws of Switzerland, as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"), and Credit Suisse, as Arranger (the "Arranger").

     WHEREAS, the Borrower, the Lenders and the Administrative Agent are party to a Loan Agreement dated as of November 1, 1994 (as amended, supplemented or modified from time to time, the "Loan Agreement"; capitalized terms used but not defined herein shall have their respective meanings specified in the Loan Agreement); and

     WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree, and the Lenders and the Administrative Agent are willing, to amend the Loan Agreement, on the terms and conditions of this Amendment.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Amendments. Subject to the satisfaction of the conditions to effectiveness specified in Section 5 hereof, the Loan Agreement shall be amended as follows:

          (a) The Recital to the Loan Agreement is hereby amended by deleting the number "$100,000,000" therein and substituting the number "$150,000,000" therefor.

          (b) Section 1.01 of the Loan Agreement is hereby amended by amending the definition of "Applicable Margin" to read in its entirety as follows:

          "Applicable Margin" means (i) 0.18% so long as Senior Unsecured Debt of the Borrower shall be rated at least AA- by S&P and Aa3 by Moody's, (ii) 0.16% so long as Senior Unsecured Debt of the Borrower shall be rated at least A- by S&P and A3 by Moody's, (iii) 0.225% so long as Senior Unsecured Debt of the Borrower shall be rated at least BBB by S&P and Baa2 by Moody's, (iv) 0.35% so long as Senior Unsecured Debt of the Borrower shall be rated at least BBB- by S&P and Baa3 by Moody's and (v) 0.60% at any other time (including, without limitation, any time that there shall be Senior Unsecured Debt of the Borrower outstanding and not rated by both S&P and Moody's); provided that if there shall be no Senior Unsecured Debt of the Borrower outstanding at any time, the Applicable Margin shall be determined by reference to the most recent previously existing ratings of Senior Unsecured Debt of the Borrower. Any change in the Applicable Margin as provided above shall be effective as of the date on which the rating change is first announced by either S&P or Moody's and shall apply until the date immediately preceding the date of the announcement of the next such rating change."


          (c) Section 2.04(a) of the Loan Agreement is hereby amended to read in its entirety as follows:

          "(a) Facility Fee. The Borrower agrees to pay to the Administrative Agent, for the ratable accounts of the Lenders, a facility fee (the "Facility Fee") on the average daily Commitment of each Lender, whether used or unused, from the date hereof, in the case of each Lender that is signatory hereto, and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Lender, in the case of each other Lender, until the Commitment Termination Date, at the rate of (i) 0.07% per annum so long as Senior Unsecured Debt of the Borrower shall be rated at least AA- by S&P and Aa3 by Moody's, (ii) 0.09% per annum so long as Senior Unsecured Debt of the Borrower shall be rated at least A- from S&P and A3 by Moody's,
          (iii) 0.125% per annum so long as Senior Unsecured Debt of the Borrower shall be rated at least BBB by S&P and Baa2 by Moody's, (iv) 0.20% per annum so long as Senior Unsecured Debt of the Borrower shall be rated at least BBB- by S&P and Baa3 by Moody's and (v) 0.275% per annum at any other time (including, without limitation, any time that there shall be Senior Unsecured Debt of the Borrower outstanding and not rated by both S&P and Moody's); provided that if there shall be no Senior Unsecured Debt of the Borrower outstanding at any time, the Facility Fee shall be determined by reference to the most recent previously existing ratings of Senior Unsecured Debt of the Borrower. Any change in the Facility Fee as provided above shall be effective as of the date on which the rating change is first announced by either S&P or Moody's and shall apply until the date immediately preceding the date of the announcement of the next such rating change. The Facility Fee shall be payable quarterly in arrears on the last Business Day of each December, March, June and September, and on the Commitment Termination Date."

          (d) Section 2.05(b) of the Loan Agreement is hereby amended to read in its entirety as follows:

          "(b) Facility Termination. The Facility shall be terminated on the date (the
          "Commitment Termination Date") that is the earlier of (x) November 1, 2000 and (y) the date upon which the Borrower terminates in whole the Commitments of the Lenders in accordance with Section 2.05(a)."

          (e) Section 8.07(a) of the Loan Agreement is hereby amended by deleting the number "$6,666,666.66" therein and substituting the number "$10,000,000.00" therefor.

          (f) Schedule I to the Loan Agreement is hereby amended and restated in its entirety as set forth on Annex A hereto.

     Section 2. Assignment and Acceptances. Notwithstanding anything to the contrary contained in Section 8.07 to the Loan Agreement, (i) the assignment of Commitments pursuant to the Assignment and Acceptances executed and delivered by the Lenders on the Amendment Closing Date in order to effect this Amendment shall be permitted under the Loan Agreement and (ii) no processing and recordation fee shall apply in connection with such Assignment and Acceptances.

     Section 3. Representations and Warranties. The Borrower represents and warrants as of the date hereof that: (a) this Amendment has been duly executed and delivered by the Borrower and that this Amendment constitutes the Borrower's legal, valid and binding obligation, enforceable against the Borrower in accordance with its terms, (b) no Default has occurred and is continuing and (c) the representations and warranties made or deemed to have been made by the Borrower in Article IV of the Loan Agreement are true and correct in all material respects on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific earlier date, as of such date). It shall be an Event of Default for all purposes of the Loan Agreement if any of the representations and warranties made herein shall be, or shall prove to have been, false or misleading as of the time made in any material respect.

     Section 4. No Other Amendments or Consents. Except as specifically provided in this Amendment, no other consents, waivers or amendments are made or permitted hereby to the Loan Agreement. All other terms and conditions of the Loan Agreement remain in full force and effect and apply fully to this Amendment.

     Section 5. Effectiveness. This Amendment shall become effective on October 31, 1995 (the "Amendment Closing Date"); provided, that the following conditions precedent to effectiveness shall have been satisfied on or before the Amendment Closing Date (including, without limitation, that each document to be received by the Administrative Agent shall be in form and substance satisfactory to the Administrative Agent):

          (a) The Administrative Agent shall have received counterparts of this Amendment, duly executed by the Borrower, the Administrative Agent and the Lenders;

          (b) The Administrative Agent shall have received all Fees that are due and expenses (as provided in Section 8.04 of the Loan Agreement and as otherwise agreed between the Borrower and the Administrative Agent, the Arranger or any Lender) of the Administrative Agent, the Arranger and the Lenders that are due to the extent such Fees and expenses have been presented to the Borrower for payment;

          (c) The Administrative Agent shall have received duly executed copies of Assignment and Acceptances pursuant to
     Section 8.07 of the Loan Agreement as are necessary to effect this Amendment;

          (d) The Administrative Agent shall have received a copy of the articles of organization of the Borrower and each amendment thereto, certified as of a recent date prior to the Amendment Closing Date by the Secretary of State of The Commonwealth of Massachusetts as being a true and correct copy thereof;

          (e) The Administrative Agent shall have received a copy of (x) a certificate or certificates of the Secretary of State of The Commonwealth of Massachusetts, dated as of a recent date prior to the Amendment Closing Date, listing the charter and all amendments thereto of the Borrower on file in his or her office and certifying that (A) such amendments are the only amendments to the Borrower's charter on file in his or her office, and (B) the Borrower is duly incorporated and in good standing under the laws of such state and (y) a certificate of the Massachusetts Department of Revenue as to the tax good standing of the Borrower under the laws of The Commonwealth of Massachusetts (or a certificate of the Treasurer of the Borrower regarding same in form and substance reasonably satisfactory to the Administrative Agent to be followed by a certificate of the Massachusetts Department of Revenue as soon as practicable);

          (f) The Administrative Agent shall have received a certificate of the Borrower, signed on behalf of the Borrower by its President or any Vice President and the Clerk or any Assistant Clerk, dated the Amendment Closing Date, certifying as to (A) the absence of any amendments to the articles of organization of the Borrower since the date of the Secretary of State's certificate referred to in
     Section 5(e) hereof, (B) a true and correct copy of the bylaws of the Borrower as in effect on the Amendment Closing Date, (C) the due organization and good standing of the Borrower as a corporation under the laws of its state of incorporation, and the absence of any proceeding for the dissolution or liquidation of the Borrower, (D) the truth in all material respects of the representations and warranties contained herein, (E) the absence of any event occurring and continuing, or resulting from the Borrowing(s) (if any), on the Amendment Closing Date that constitutes a Default, (F) the adoption of resolutions by the Executive Committee of the Board of Directors of the Borrower in the form attached thereto authorizing and approving this Amendment, and that such resolutions have not been rescinded, modified or amended and remain in full force and effect, (G) other documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment, and (H) the names and true signatures of the officers of the Borrower authorized to sign this Amendment and the other documents to be delivered hereunder;

          (g) The Administrative Agent shall have received a favorable opinion of Ropes & Gray, counsel to the Borrower, in substantially the form of Exhibit A hereto, given upon the express instructions of the Borrower, and as to such other matters as any Lender through the Administrative Agent may reasonably request; and

          (h) The Administrative Agent shall have received such other documents as the Administrative Agent or any Lender may reasonably request.

Upon such effectiveness, the Administrative Agent shall promptly notify the Borrower and each of the Lenders of such effectiveness.

     Section 6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

     Section 7. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     Section 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.


          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.


                         REEBOK INTERNATIONAL LTD.,
                         as Borrower


                         By: /s/ Leo S. Vannoni
                         Name:  Leo S. Vannoni
                         Title: Treasurer


                         CREDIT SUISSE, as Administrative Agent


                         By: /s/ Heather J. Riekenberg
                         Name:  Heather J. Riekenberg
                         Title: Associate


                         By: /s/ Ira Lubinsky

                         Name:  Ira Lubinsky
                         Title: Associate


                         Lenders:


                         CREDIT SUISSE


                         By: /s/ David W. Kratovil

                         Name:  David W. Kratovil
                         Title: Member of Senior Management


                         By: /s/ Robert B. Potter

                         Name:  Robert B. Potter
                         Title:  Member of Senior Management


                         ABN AMRO BANK N.V.


                         By: /s/ James E. Davis
                         Name:  James E. Davis
                         Title: Vice President


                         By: /s/ Charles J. Wahle
                         Name:  Charles J. Wahle
                         Title: Assistant Vice President


                         CIBC, INC.


                         By: /s/ Christopher P. Kleczkowski
                         Name:  Christopher P. Kleczkowski
                         Title: Vice President


                         CITIBANK, N.A.


                         By: /s/ Robert D. Wetrus
                         Name:  Robert D. Wetrus
                         Title: Vice President


                         CREDIT LYONNAIS NEW YORK BRANCH


                         By: /s/ Robert Ivosevich
                         Name:  Robert Ivosevich
                         Title: Senior Vice President


                         CREDIT LYONNAIS CAYMAN ISLAND BRANCH


                         By: /s/ Robert Ivosevich
                         Name:  Robert Ivosevich
                         Title: Authorized Signatory


                         ISTITUTO BANCARIO SAN PAOLO DI TORINO


                         By: /s/ Gerard M. McKenna
                         Name:  Gerard M. McKenna
                         Title: Vice President


                         By: /s/ Wendell Jones
                         Name:  Wendell Jones
                         Title: Vice President


                         STANDARD CHARTERED BANK


                         By: /s/ David D. Cutting
                         Name:  David D. Cutting
                         Title: Senior Vice President


                         THE BANK OF TOKYO TRUST COMPANY


                         By: /s/ Michael J. Cronin
                         Name:  Michael J. Cronin
                         Title: Vice President


                         THE FIRST NATIONAL BANK OF BOSTON


                         By: /s/ Richard D. Hill, Jr.
                         Name:  Richard D. Hill, Jr.
                         Title: Director


                         WACHOVIA BANK OF GEORGIA, N.A.


                         By: /s/ David L. Gaines
                         Name:  David L. Gaines
                         Title: Senior Vice President







                                                       Annex A

                          SCHEDULE I

                    Lenders and Commitments

Lender                                       Commitment

CREDIT SUISSE                                $22,500,000.00

-    Domestic Lending Office:
     12 East 49th Street
     New York, New York  10017


-    Notices:


          Relationship:       Lynn Allegaert
                              12 East 49th Street
                              New York, New York  10017
                              Telephone:  (212) 238-5412
                              Telecopy:  (212) 238-5439

          Administration:     Julie Kingsbury
                              Credit Suisse/Ref:  Reebok
                              12 East 49th Street
                              New York, New York  10017
                              Telephone:  (212) 238-5063
                              Telecopy:  (212) 238-5073

 -   Eurodollar Lending Office:
     Credit Suisse New York Branch
     c/o Credit Suisse
     12 East 49th Street
     New York, New York 10017

 -   Remittance Instructions:
     Credit Suisse
     Federal Reserve Bank of New York
     ABA # 0260-0917-9
     For Further Credit to:  Credit Suisse
     New York Account # 90499602
     Attention:  Loan Department
     Re:  Reebok International Ltd.



Lender                                        Commitment

ABN AMRO BANK N.V.                            $19,000,000.00

-    Domestic Lending Office:
     ABN AMRO Bank N.V.
     Cayman Islands Branch
     c/o ABN AMRO New York
     335 Madison Avenue
     New York, NY  10017


-    Notices:


          Relationship:       James E. Davis
                              ABN AMRO Bank N.V.
                              53 State Street
                              Boston, MA  02109
                              Telephone:  (617) 723-1450
                              Telecopy:  (617) 523-2277
                              Telex:  216308

          Administration:     Donna M. Connolly
                              ABN AMRO Bank N.V.
                              53 State Street
                              Boston, MA  02109
                              Telephone:  (617) 723-1450
                              Telecopy:  (617) 523-2277
                              Telex:  216308

-    Eurodollar Lending Office:
     (same as domestic lending office)

-    Remittance Instructions:
     ABN AMRO Bank N.V.
     335 Madison Avenue
     New York, NY  11017
     ABA # 026 009580
     Capital ABN AMRO Bank N.V. Boston
     Account # 651 0010 27841
     Re:  Reebok International Ltd.




Lender                                       Commitment

CITIBANK, N.A.                               $19,000,000.00

-    Domestic Lending Office:
     Citibank, N.A.
     399 Park Avenue
     New York, NY 10043


-    Notices:

          Relationship:       Imran Kuresky/Robert Parr
                              399 Park Avenue
                              8th Floor
                              New York, NY 10043
                              Telephone:  (212) 559-2649
                              Telecopy:  (212) 793-3053

          Administration:     Andrea Calamaras
                              399 Park Avenue
                              12th Floor, Zone 16
                              New York, NY  10043
                              Telephone:  (212) 559-4221
                              Telecopy:  (212) 793-3963

-    Eurodollar Lending Office:
     (same as domestic lending office)

-    Remittance Instructions:
     Credit to Citibank, N.A.
     111 Wall St.
     New York, NY  10043
     ABA # 0210-0008-9
     WGC Loan Payment
     Account #4054-8046
     Re:  Reebok International Ltd.



Lender                                       Commitment


CIBC, INC.                                   $16,500,000.00

-    Domestic Lending Office:
     Canadian Imperial Bank of Commerce
     425 Lexington Ave.
     New York, NY  10017


-    Notices:

          Relationship:       Christopher P. Kleczkowski
                              Canadian Imperial Bank of Commerce
                              425 Lexington Ave.
                              New York, NY  10017
                              Telephone:  (212) 856-3560
                              Telecopy:  (212) 856-3991

          Administration:     Mike Dorr
                              2727 Paces Ferry Road, Suite 1200
                              Atlanta, GA  30339
                              Telephone:  (404) 319-4815
                              Telecopy:  (404) 319-4950

-    Eurodollar Lending Office:
     (same as domestic lending office)

-    Remittance Instructions:
     (VIA FED)
     Morgan Guaranty
     60 Wall St.
     New York, NY 10260
     ABA # 021-000-238
     Favor of CIBC
     Acct. # 630-00-480




Lender                                       Commitment

CREDIT LYONNAIS                              $16,500,000.00
NEW YORK BRANCH/CAYMAN ISLAND BRANCH

-    Domestic Lending Office:
     Credit Lyonnais New York Branch
     1301 Ave. of the Americas
     New York, NY  10019


-    Notices:

          Relationship:       Bruce A. Bernier
                              Assistant Vice President
                              Credit Lyonnais
                              53 State Street
                              Boston, MA  02109
                              Telephone:  (617) 723-2615
                              Telecopy:  (617) 723-4803

          Administration:     Lisa L. Leahy
                              Credit Lyonnais
                              53 State Street
                              Boston, MA  02109
                              Telephone:  (617) 723-2615
                              Telecopy:  (617) 723-4803

-    Eurodollar Lending Office:
     Credit Lyonnais Cayman Island Branch
     c/o Credit Lyonnais New York Branch
     1301 Ave. of the Americas
     New York, NY  10019

-    Remittance Instructions:
     F/O Credit Lyonnais New York Branch
     ABA # 026008073
     Attn:  Loan Servicing
     Re:  Reebok International Ltd.




Lender                                       Commitment

WACHOVIA BANK OF GEORGIA, N.A.               $16,500,000.00

-    Domestic Lending Office:
     Wachovia Bank of Georgia, N.A.
     191 Peachtree Street, N.E.
     Atlanta, GA 30303


-    Notices:

          Relationship:       Kay Reedy
                              Linda M. Harris
                              U.S. Corporate Division
                              Wachovia Corporate Services, Inc.
                              191 Peachtree Street, N.E. MC 373
                              Atlanta, GA  30303
                              Telephone:  (404) 332-5262
                              Telecopy:  (404) 332-6898
                              Telex:  542553
                              Answerback:  WACH FEX-ATL

          Administration:     Gwen Miles
                              U.S. Corporate Division
                              Wachovia Corporate Services, Inc.
                              191 Peachtree Street, N.E. MC 373
                              Atlanta, GA  30303
                        Telephone:  (404) 332-5355
                        Telecopy:  (404) 332-1118
                        Telex:  542553
                        Answerback:  WACH FEX-ATL

-    Eurodollar Lending Office:
     (same as domestic lending office)

-    Remittance Instructions:
     Wachovia Bank of Georgia, N.A.
     Atlanta, GA
     ABA # 061-000-010
     Account # 18-171-498
     Attn:  Loan Specialist





Lender                                       Commitment

THE BANK OF TOKYO TRUST COMPANY              $10,000,000.00

-    Domestic Lending Office:
     The Bank of Tokyo Trust Company
     1251 Avenue of the Americas
     New York, NY  10116-3138


-    Notices:

          Relationship:       Michael J. Cronin
                              Vice President and Manager
                              125 Summer Street, Suite 1170
                              Boston, Ma  02110
                              Telephone:  (617) 330-7410
                              Telecopy:  (617) 330-7422

          Adminstration:      Lucille Alvarez
                              Harborside Financial Center
                              34 Exchange Place, Plaza 3
                              Jersey City, NJ  07311
                              Telephone:  (201) 413-8052
                              Telecopy:  (212) 732-1678

-    Eurodollar Lending Office:
     (same as domestic lending office)

-    Remittance Instructions:
     The Bank of Tokyo Trust Company
     New York, NY
     ABA # 026-00968  7
     Attn:  Loan Administration Department
     Acct # : 97770477
     Re:  Reebok International Ltd.




Lender                                       Commitment

THE FIRST NATIONAL BANK OF BOSTON            $10,000,000.00

-    Domestic Lending Office:
     The First National Bank of Boston
     100 Federal Street
     Boston, MA  02110


-    Notices:

          Relationship:       Richard D. Hill, Jr.
                              100 Federal Street
                              Boston, MA  02110
                              Telephone:  (617) 434-4080
                              Telecopy:  (617) 434-0637

          Administration:     Angela Moore
                              Commercial Loan Service
                              100 Rust Craft Road
                              Dedham, MA  02026
                              Telephone:  (617) 467-2292
                              Telecopy:  (617) 467-2276

-    Eurodollar Lending Office:
     (same as domestic lending office)

-    Remittance Instructions:
     Bank of Boston
     100 Federal Street
     Boston, MA
     ABA # 011-000-390
     Attn:  Commercial Loan Services
     Admin # 42, Angela Moore
     For:  Reebok



Lender                                       Commitment

ISTITUTO BANCARIO SAN PAOLO DI TORINO SPA    $10,000,000.00

-    Domestic Lending Office:
     Istituto Bancario San Paolo di Torino SPA
     245 Park Avenue, 35th Floor
     New York, NY  10167
     Telephone:  (212) 692-3000
     Telecopy:  (212) 599-5303
     Telex No:  220045 SPAOL UR


-    Notices:

          Relationship:       Luca Sacchi
                              245 Park Avenue, 35th Floor
                              New York, NY  10167
                              Telephone:  (212) 692-3130
                              Telecopy:  (212) 599-5303

          Administration:     Luca Sacchi
                              245 Park Avenue, 35th Floor
                              New York, NY  10167
                              Telephone:  (212) 692-3130
                              Telecopy:  (212) 599-5303

-    Eurodollar Lending Office:
     Istituto Bancario San Paolo di Torino Bahamas SPA
     245 Park Avenue, 35th Floor
     New York, NY  10167
     Telephone:  (212) 692-3000
     Telecopy:  (212) 599-5303

-    Remittance Instructions:
     First Chicago International
     New York
     ABA # 026-009-797
     San Paolo Bank
     Acct. # No:  1002209




Lender                                       Commitment

STANDARD CHARTERED BANK                      $10,000,000.00

-    Domestic Lending Office:
     Standard Chartered Bank
     160 Water Street
     New York, NY  10038
     Telephone:  (212) 269-3100
     Telecopy:  (212) 612-0225
     Telex No:  232120
     Answerback:  SCBNYUW


-    Notices:

          Relationship:       David Godwin
                              160 Water Street
                              New York, NY  10038
                              Telephone:  (212) 612-0546
                              Telecopy:  (212) 612-0225

          Administration:     David Godwin
                              160 Water Street
                              New York, NY  10038
                              Telephone:  (212) 612-0546
                              Telecopy:  (212) 612-0225

-    Eurodollar Lending Office
     (same as domestic lending office)

-    Remittance Instructions:
     Standard Chartered Bank
     160 Water Street
     New York, NY  10038
     ABA # 0260-0256-1
     Attn:  Loan Accounting A/C # 1703488
     Re:  Reebok Int'l Ltd.